UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21200

The Denali Fund Inc.

(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A, Boulder, CO 80302

(Address of principal executive offices) (Zip code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 444-5483

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

THE DENALI FUND, INC.

PORTFOLIO OF INVESTMENTS

January 31, 2013 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 97.5%
DOMESTIC COMMON STOCKS 76.8%
Banks 3.7%
119,892	Wells Fargo & Co.	$4,175,838

Construction Machinery 0.6%
6,400	Caterpillar, Inc.	629,696

Diversified 23.1%
179	Berkshire Hathaway, Inc., Class A*	26,111,625

Diversified Financial Services 4.6%
111,300	JPMorgan Chase & Co.	5,236,665

Healthcare Products & Services 5.6%
86,000	Johnson & Johnson	6,357,120

Manufacturing 1.6%
18,000	3M Co.	1,809,900

Mining 3.8%
122,100	Freeport-McMoRan Copper & Gold, Inc.	4,304,025

Oil & Gas 2.0%
9,700	Chevron Corp.	1,116,955
30,000	Linn Energy LLC	1,166,700

		2,283,655
Real Estate Investment Trusts (REITs) 15.9%
112,000	LTC Properties, Inc.	4,170,880
207,200	Ventas, Inc.	13,735,288

		17,906,168
Registered Investment Companies (RICs) 6.7%
366,952	Cohen & Steers Infrastructure Fund, Inc.	7,184,920
18,154	RMR Real Estate Income Fund	355,456

		7,540,376
Retail 2.1%
50,200	Kohl’s Corp.	2,323,758

Software & Services 1.3%
7,000	International Business Machines Corp.	1,421,490

Technology Hardware & Equipment 4.5%
246,575	Cisco Systems, Inc.	5,072,048

Tobacco Products 1.3%
45,000	Altria Group, Inc.	1,515,600

TOTAL DOMESTIC COMMON STOCKS (Cost $56,635,341)		86,687,964

FOREIGN COMMON STOCKS 8.3%
Food 2.8%
78,000	Unilever NV	3,156,051

Insurance 1.1%
6,700	Muenchener Rueckversicherungs AG	1,231,307

Oil & Gas 0.4%
8,000	Transocean, Ltd.	453,680

Pharmaceuticals 3.6%
14,500	Sanofi	1,414,778

Shares	Description	Value (Note 1)
Pharmaceuticals (continued)
55,000	Sanofi, ADR	$2,677,400

		4,092,178
Real Estate 0.1%
100	Cheung Kong Holdings, Ltd.	1,640
200,000	Midland Holdings, Ltd.	101,865

		103,505
Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Income Property Trust	374,936

TOTAL FOREIGN COMMON STOCKS (Cost $6,676,230)		9,411,657

AUCTION PREFERRED SECURITIES 1.2%
68	Gabelli Dividend & Income Trust, Series C	1,383,006

TOTAL AUCTION PREFERRED SECURITIES (Cost $1,700,000)		1,383,006

LIMITED PARTNERSHIPS 11.2%
7	Ithan Creek Partners, LP*(1)(2)	12,605,783

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)		12,605,783

TOTAL LONG TERM INVESTMENTS (Cost $72,011,571)		110,088,410

SHORT TERM INVESTMENTS 3.7%
Money Market Funds 3.7%
3,909,958	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	3,909,958
300,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.109%	300,000

Total Money Market Funds (Cost $4,209,958)		4,209,958

TOTAL SHORT TERM INVESTMENTS (Cost $4,209,958)		4,209,958

TOTAL INVESTMENTS 101.2% (Cost $76,221,529)		114,298,368

OTHER ASSETS AND LIABILITIES (1.2%)		(1,345,847)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		112,952,521

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,086)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$91,002,435

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of January 31, 2013 was $12,605,783, or 11.2% of total net assets available to common stock and preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

See Accompanying Notes to Quarterly Portfolio of Investments.

Regional Breakdown as a % of Total Net Assets Available to Common and

Preferred Stockholders

United States	92.9%
France	3.6%
Netherlands	2.8%
Germany	1.1%
Switzerland	0.4%
New Zealand	0.3%
Hong Kong	0.1%
Other Assets and Liabilities	(1.2)%

Notes to Quarterly Portfolio of Investments

January 31, 2013 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from an independent pricing service, principal market maker, or other independent sources. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Board of Directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining fair value of any security or financial instrument owned by The Denali Fund Inc. (the “Fund”) for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the advisers’ Valuation Committee, as appropriate, uses various valuation techniques that utilize both observable and unobservable inputs including net asset value. In such circumstances, the Valuation Committee of the adviser is responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices.

The Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$86,687,964	$–	$–	$86,687,964
Foreign Common Stocks	9,411,657	–	–	9,411,657
Auction Preferred Securities	–	1,383,006	–	1,383,006
Limited Partnerships	–	–	12,605,783	12,605,783
Short Term Investments	4,209,958	–	–	4,209,958

TOTAL	$100,309,579	$1,383,006	$12,605,783	$114,298,368

*	For detailed descriptions, see the accompanying Portfolio of Investments.

During the three months ended January 31, 2013, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2012	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 01/31/2013

Limited Partnerships	$11,863,654	$-	$742,129	$-	$-	$12,605,783

TOTAL	$11,863,654	$-	$742,129	$-	$-	$12,605,783

*	For detailed descriptions, see the accompanying Portfolio of Investments.

The table below provides additional information about the Level 3 Fair Value Measurements as of January 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Range

Limited Partnerships	$12,605,783	Net Asset Value	Capital Balance

Level 3 securities consist only of the Fund’s investments in Limited Partnerships.

The significant unobservable input used in fair value measurement of the Fund’s investment in Limited Partnerships is capital balance. A change to the inputs of the formula may result in a change to the valuation.

Recent Accounting Pronouncements –In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Note 2. Restricted Securities

As of January 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of January 31, 2013 were as follows:

Issuer Description	Acquisition Date	Cost	Value as of January 31, 2013	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares January 31, 2013

Ithan Creek Partners, LP	06/02/08	$ 7,000,000	$ 12,605,783	11.2%

Use of Estimates: The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Unrealized Appreciation/ (Depreciation)

On January 31, 2013, based on cost of $79,169,812 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $35,963,036 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $834,480, resulting in net unrealized appreciation of $35,128,556.

Note 4. Investments in Limited Partnerships

As of January 31, 2013, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of January 31, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of January 31, 2013.

Description	% of Total Net Assets as of 1/31/13	Value as of 1/31/13	Net Unrealized Gain/ (Loss) as of 1/31/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency

Ithan Creek Partners, L.P.	11.2%	$12,605,783	$5,605,783	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of January 31, 2013.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	The Denali Fund Inc.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	March 28, 2013

By:	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	March 28, 2013